Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Ex. 10.3

AMENDMENT NO. 4 TO THE AUTHORIZED PARTICIPANT AGREEMENT

This AMENDMENT No. 4 TO THE AUTHORIZED PARTICIPANT AGREEMENT (the “Amendment”), dated as of April [●], 2026 (the “Effective Date”), is entered into by and among: (i) Jane Street Capital, LLC, a limited liability company organized under the laws of Delaware (the “Authorized Participant”); (ii) Grayscale Investments Sponsors, LLC, except as otherwise specified herein, acting in its capacity as sponsor or manager (the “Sponsor”) of each product listed on Schedule V attached to the AP Agreement (as defined hereinafter), as the same may be amended from time to time by the Sponsor (each, the applicable “Product” when referred to throughout the remainder of this Agreement); and (iii) subject to its acceptance hereof, The Bank of New York Mellon, a New York Banking corporation acting in its capacity as transfer agent (the “Transfer Agent”) of the Product (together, the “Parties”).

WHEREAS, the Parties have entered into that certain Authorized Participant Agreement, dated as of May 29, 2024, as amended by Amendment No. 1 dated as of June 26, 2025, Amendment No. 2 dated as of October 9, 2025, and Amendment No. 3 dated as of January 28, 2026, which inter alia govern the creation and redemption of each Product listed on Schedule V, as the same may be amended from time to time by the Sponsor (the “AP Agreement”);

WHEREAS, the Sponsor wishes to amend the AP Agreement pursuant to Section 10 thereof, to amend Schedule V, with such amendment to be effective immediately as of the date hereof;

WHEREAS, the Sponsor wishes to amend the AP Agreement, solely with respect to each In-Kind Approved Product listed on Exhibit B, with such amendments to be effective immediately as of the date hereof; and

NOW, THEREFORE, pursuant to Section 10 of the AP Agreement, the Sponsor and the Authorized Participant hereby have mutually agreed to amend the AP Agreement (i) to update Schedule V thereto as set forth in Exhibit A hereto and (ii) solely with respect to each In-Kind Approved Product listed on Exhibit B as set forth below, with the AP Agreement to not be amended as to each other Product listed on Schedule V thereto until such time that the Parties agree to a separate amendment, supplement or restatement to the AP Agreement setting forth the terms thereof.

SECTION 1. Schedule V of the AP Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

SECTION 2. This Amendment may be executed in one or more counterparts (including those by facsimile or other electronic means, including, without limitation, Docusign), all of which shall constitute one and the same instrument binding on all of the parties hereto, notwithstanding that all parties are not signatory to the original or the same counterpart. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission, shall be treated in all manner and respects as an original agreement and shall be considered to

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Remainder of the page blank; signature page follows.]

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

JANE STREET CAPITAL, LLC, as Authorized Participant
By:
Name:
Title:

GRAYSCALE INVESTMENTS SPONSORS, LLC, as Sponsor
By:
Name: Craig Salm
Title: Chief Legal Officer

Accepted by: THE BANK OF NEW YORK MELLON, as Transfer Agent
By:
Name: Meghan Palleria
Title: Senior Director

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit A

SCHEDULE V

LIST OF PRODUCTS

[***]

Certain confidential information contained in this document, marked by [***], has been omitted because the registrant has determined that the information (i) is not material and (ii) is the type that the registrant treats as private or confidential.

Exhibit B

In-Kind Approved Products

[***]